UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2019

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York ______________	0-14818 ______________	14-1541629 ______________
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,

Albany, New York 12203

____________________________

(Address of Principal Executive Offices, and Zip Code)

(518) 452-1242

____________________________

Registrant’s Telephone Number, Including Area Code

Not Applicable

____________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TWMC	NASDAQ Stock Market

Item 8.01. Other Events.

On May 28, 2019, Trans World Entertainment Corporation (the “Company”) issued a press release (the “Press Release”) regarding the commitment of the Board of Directors of the Company to enhance value for all shareholders. The Press Release also commented on the preliminary proxy statement filed by Mark R. Higgins on May 24, 2019. A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

d)          Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2019	TRANS WORLD ENTERTAINMENT CORPORATION

	By:	/s/ Edwin Sapienza
Name: Edwin Sapienza
Title: Chief Financial Officer